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                                                                  Exhibit 23.1





INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Suprema Specialties, Inc. on Form S-8 of our report dated October 5, 1993, included in the Annual Report on form 10-K of Suprema Specialties, Inc. for the year ended June 30, 1995 which is incorporated herein by reference.


/s/ Deloitte & Touche LLP
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June 7, 1996
Parsippany, New Jersey